Exhibit 16



March 8, 2006



Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Consolidated Oil & Gas, Inc.
         SEC File No. _________________

Commissioners:

We have read Consolidated Oil & Gas, Inc.'s  statements  included under Part II,
Item 2 of its Form 10-SB Registration Statement and we agree with such statements concerning our firm.


/s/ Clyde Bailey PC


Clyde Bailey PC










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